UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2003


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                   1-6453                    95-2095071
  (State of Incorporation)      (Commission           (I.R.S. Employer
                                 File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)

NATIONAL SEMICONDUCTOR CORPORATION

Index


                                                                  Page

Item 5.  Other Events and Regulation FD Disclosure                  3

Item 7.  Financial Statements and Exhibits                          3

Signature                                                           4

NATIONAL SEMICONDUCTOR CORPORATION
Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 6, 2003, the company issued a news release announcing it had signed a definitive agreement to sell its Information Appliance business unit, which consists primarily of the GeodeTM family of microprocessor products, to Advanced Micro Devices. A copy of the news release is attached as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits

Exhibit No.                Description of Exhibit

     99.1                           News release dated August 6, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL SEMICONDUCTOR CORPORATION

                                        //S// Robert E.  DeBarr

Dated:  August 6, 2003                  Robert E.  DeBarr
                                        Controller
                                        Signing on behalf of the registrant and
                                        as principal accounting officer